Exhibit 10.15

Execution Version

REAFFIRMATION AGREEMENT, dated as of January 18, 2013 (as the same may be in effect from time to time, this “Agreement”), among WEX INC., a Delaware corporation (the “Company”), WRIGHT EXPRESS CARD HOLDINGS AUSTRALIA PTY LTD., an Australian proprietary company (the “Specified Designated Borrower”), each of the parties signing below (the “Guarantors” and, together with the Company and the Specified Designated Borrower, the “Reaffirming Parties”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below.

WHEREAS, the Company and the Specified Designated Borrower are parties to the Credit Agreement, dated as of May 23, 2011 (the “Original Credit Agreement”), with the Administrative Agent and the other parties thereto;

WHEREAS, the Company has entered into the Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”), with the Administrative Agent and the other parties thereto;

WHEREAS, each of the Reaffirming Parties is party to one or more Loan Documents (such term and each other capitalized terms used but not defined herein having the meaning assigned in the Credit Agreement) that were executed and delivered prior to the Restatement Date (the “Original Loan Documents”);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the amendment and restatement of the Original Credit Agreement by the Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Credit Agreement and the consummation of the transactions contemplated thereby;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation/Amendment and Restatement

Section 1.01 Reaffirmation. Each of the Guarantors hereby consents to the Credit Agreement and the transactions contemplated thereby. Each of the Reaffirming Parties hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Original Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Credit Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each of the

Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrowers with Section 6.13 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Original Loan Document to which it is party.

Section 1.02 Grant of Security Interest. The Company hereby confirms its grant of a security interest under the Pledge Agreement and the Share Mortgage (collectively, the “Original Collateral Documents”) in favor of the Administrative Agent, for the benefit of the Secured Parties and, to the extent that the original grant of such security interest in the Collateral in which a security interest was to be granted pursuant to the Original Collateral Documents for any reason did not effect the grant of a security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, securing the Obligations, grants a security interest in all such Collateral to secure the Obligations. The Company hereby agrees, acknowledges and confirms that its grant of a security interest under the Original Collateral Documents secures all of the Obligations, direct or indirect, contingent or absolute, matured or unmatured, now or at any time and from time to time hereafter due or owing to the Administrative Agent, for the benefit of the Secured Parties, arising under or in connection with the Credit Agreement and the other Loan Documents.

Section 1.03 Amendment and Restatement. On and after the effectiveness of the Credit Agreement, (i) each reference in each Original Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as such agreement may be amended, restated, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Original Loan Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the defined term in the Credit Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants as follows:

Section 2.01 Organization. Such Reaffirming Party is duly organized or formed, validly existing in good standing under the laws of the jurisdiction of its incorporation or formation.

Section 2.02 Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 2.03 Loan Documents. The representations and warranties of such Reaffirming Party contained in each Original Loan Document, as amended, supplemented or otherwise modified on the date hereof pursuant to the Credit Agreement or Section 1.02 of this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

ARTICLE III

Miscellaneous

Section 3.01 Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 10.02 of the Credit Agreement.

Section 3.02 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 3.03 Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 3.04 Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 3.05 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 3.06 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 3.07 No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any Collateral Documents securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities under the Credit Agreement or the Loan Documents. Each of the Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Credit Agreement or in connection herewith and therewith.

Section 3.08 Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.15 OF THE ORIGINAL CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

IN WITNESS WHEREOF, each Reaffirming Party and the Administrative Agent caused this Agreement to be duly executed and delivered as of the date first above written.

Borrower: WEX INC.

By:	/s/ Steven A. Elder
Name:	Steve A. Elder
Title:	Senior Vice President and Chief Financial Officer

Specified Designated Borrower:

WRIGHT EXPRESS CARD HOLDINGS AUSTRALIA PTY LTD.

By:	/s/ Hilary A. Rapkin
Name:	Hilary A. Rapkin
Title:	Director

By:	/s/ Steven A. Elder
Name:	Steve A. Elder
Title:	Director

Subsidiary Guarantors:

WRIGHT EXPRESS FUELING SOLUTIONS, INC.

By:	/s/ Michael E. Dubyak
Name:	Michael E. Dubyak
Title:	President

FLEETONE HOLDINGS, LLC By WEX Inc. Its: Sole Member

By:	/s/ Steven A. Elder
Name:	Steve A. Elder
Title:	Senior Vice President and Chief Financial Officer

FLEETONE, LLC

By: Transplatinum Services, LLC Its: Sole Member By WEX Inc.

Its: Sole Member

By:	/s/ Steven A. Elder
Name:	Steve A. Elder
Title:	Senior Vice President and Chief Financial Officer

TRANSPLATINUM SERVICES, LLC By WEX Inc. Its: Sole Member

By:	/s/ Steven A. Elder
Name:	Steve A. Elder
Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A. as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President